SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 2000



                            ProCare Industries, Ltd.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Colorado                      0-13066                84-0932231
 ---------------------------     -------------------       -------------------
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
 of incorporation)                                         Identification No.)




1960 White Birch Drive, Vista, California                          92083
-----------------------------------------                       ----------
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:   (760) 599-8559



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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     (b) On February 28, 2000, the Registrant engaged the firm of Halliburton, Hunter & Associates, P.C., 5583 South Prince Street, Littleton, Colorado 80120, as Registrant's certifying accountant to audit the financial statements of the Registrant for the period ending, and at December 31, 1999.

Item 5.   OTHER EVENTS

     On March 6, 2000, the Board of Directors of Registrant named Carlotta R. Marsik as a director of the Registrant to fill the vacancy created by the death of Joseph V. Rizzo, a director of Registrant who died January 25, 2000. Mrs. Marsik is the wife of Robert W. Marsik, president and a director of Registrant.

     Mrs. Marsik has owned and operated a jewelry design business for the past 12 years. Prior to starting her own business she had a career as a graphic artist.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 6, 2000

                                            PROCARE INDUSTRIES, LTD.


                                            By /s/ Robert W. Marsik
                                              ----------------------------------
                                              Robert W. Masrsik, President












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